1 Amedisys First Quarter 2024 Earnings Release Supplemental Slides April 24th, 2024 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS Exhibit 99.2

OUR KEY AREAS OF FOCUS

Strategic areas of focus and progress made during Q1'24

1 Organic Growth

- **Home Health**: Total same store admissions +10%
- **Hospice**: Total same store ADC flat
- **High Acuity Care**: Admissions +23%

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- Q1'24 Voluntary Turnover 17.7%

3 Clinical Initiatives

- Quality: Amedisys Jul'24 preview STARS score of 4.32
- 92% of care centers at 4+ Stars based on Jul'24 preview
- 41 Amedisys care centers rated at 5 Stars in the Jul'24 preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.7% (vs. 48.2% in 1Q'23)
  - Current PTA Ratio: 54.7% (vs. 54.4% in 1Q'23)

5 M&A

- Pending merger with UnitedHealth Group Inc.
- Completed divestiture of Personal Care business Q1'23

6 Regulatory

2024 Reimbursement

- Final Hospice industry rule – Amedisys estimated impact +3.1% increase (effective 10/1/23)
- Final Home Health industry rule – Amedisys estimated impact +0.8% increase (effective 1/1/24)

2025 Reimbursement

- Proposed Hospice industry rule – industry estimated impact +2.6% increase (effective 10/1/24)

3

HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 1Q 2024[1]

Excluding the results from our personal care segment (sold March 31, 2023), EBITDA increased $4 million over prior year on a $30 million increase in revenue. Our results were impacted by rate increases, home health volume growth, improvements in clinician utilization and clinical optimization and reorganization initiatives. Our cash flows and accounts receivable were impacted by the Change Healthcare outage which resulted in delays in submitting claims resulting in an increase in DSO and a reduction in our cash flow from operations.

amedisys

Amedisys Consolidated

- Revenue: +5.5% (excluding Personal Care)
- EBITDA: $60M
- EBITDA Margin: 10.5%
- EPS: $1.03

Adjusted Financial Results

$ in Millions, except EPS		1Q23		1Q24
Home Health	$	343.3	$	364.0
Hospice		193.4		201.0
Personal Care		15.0		-
High Acuity Care		4.7		6.4
Total Revenue	**$**	**556.4**	**$**	**571.4**
Gross Margin %		*43.6%*		*44.1%*
Adjusted EBITDA	**$**	**57.8**	**$**	**59.9**
		10.4%		*10.5%*
Adjusted EPS	**$**	**1.00**	**$**	**1.03**
Free cash flow[4]	**$**	**19.7**	**$**	**(16.6)**

Balance Sheet & Cash Flow

- Net debt: $287.4M
- Net Leverage ratio: 1.2x
- Revolver availability: $514.2M
- CFFO: $(6.5M)
- Free cash flow [4]: $(16.6M)
- DSO: 54.1 (vs. Q4'23 of 47.7 and up 7.8 days over prior year)

Home Health

Same Store [2][3]:
- Total Admissions: +10%
- Total Volume: +8%

Other Statistics:
- Revenue per Episode: $2,998 (+0.8%)
- Visiting Clinician Cost per Visit: $104.65 (+5.2%)

Hospice

Same Store Volume [3]:
- Admissions: -3%
- ADC: Flat

Other Statistics:
- Revenue per Day[5]: $173.04 (+2.5%)
- Cost per day: $90.16 (+2.3%)

Personal Care

- Divested personal care segment on 3/31/2023

High Acuity Care

Growth Metrics:
- Total Admissions: 761 (+23%)
- Number of admitting JVs: 9

Other Statistics:
- Patient Satisfaction: 85%

1. *The financial results for the three-month periods ended March 31, 2023 and March 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*

4

OUR REVENUE SOURCES: 1Q'24

Amedisys Consolidated Revenue



1.1%
35.2%
63.7%
Home Health
Hospice
High Acuity Care

Home Health Revenue



28.8%
59.3%
11.9%
Medicare FFS
Private Episodic
Per Visit & Case Rate

Hospice Revenue



5.5%
94.5%
Medicare FFS
Private

- **Home Health**: 346 care centers; 34 states & D.C.
- **Hospice**: 165 care centers; 31 states
- **Personal Care**: We divested our personal care business on March 31, 2023.
- **High Acuity Care:** 9 admitting joint ventures; 9 states; 33 referring hospitals
- **Total: 520 care centers/joint ventures; 37 states and D.C.**

- **Medicare FFS**: Reimbursed for a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us for a 30-day period of care or 60-day episode of care, majority of which range from 90% - 100% of Medicare rates
- **Per Visit & Case Rate**: Managed care, Medicaid and private payors who reimburse us per visit performed or per admission

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled, **~97% of the Hospice care provided**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

5

HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – Q1 2024[1]

HOME HEALTH

$ in Millions	1Q23	1Q24
Medicare	$ 215.4	$ 215.8
Non-Medicare	127.9	148.2
Home Health Revenue	**$343.3**	**$364.0**
Gross Margin %	*42.9%*	*42.6%*
Pre-Corporate EBITDA[2]	**$58.8**	**$63.9**
	17.1%	*17.6%*

Operating Statistics		
Same Store Growth[3][4]		
Total admissions	8%	10%
Total volume	5%	8%
Medicare revenue per episode	$2,974	$2,998
Medicare recert rate	32.3%	31.7%
Total cost per visit	$110.45	$116.64

HOSPICE

$ in Millions	1Q23	1Q24
Medicare	$ 182.7	$ 190.0
Non-Medicare	10.7	11.0
Hospice Revenue	**$193.4**	**$201.0**
Gross Margin %	*47.8%*	*47.9%*
Pre-Corporate EBITDA[2]	**$45.2**	**$48.8**
	23.4%	*24.3%*

Operating Statistics		
Admit growth - same store[3][4]	-5%	-3%
ADC growth - same store[3][4]	-1%	0%
ADC	12,730	12,767
Avg. discharge length of stay	90	92
Revenue per day (net)[5]	$168.83	$173.04
Cost per day	$88.14	$90.16

Home Health Highlights

- Medicare revenue per episode up 0.8% primarily due to the rate increase effective 1/1/2024.
- Y/Y Total CPV up $6.19 (+5.6%) primarily due to raises, wage inflation and an increase in new hire pay. A reduction in VPE on our episodic revenue partially offset the increase in cost per visit.
- EBITDA margin increased 50 basis points.

Hospice Highlights

- Net revenue per day +2.5% primarily due to the +3.1% Hospice rate update effective 10/1/2023 partially offset by patient mix.
- Cost per day up $2.02 (+2.3%) primarily due to raises, wage inflation and an increase in RN hires partially offset by clinical optimization and reorganization initiatives, lower contractor utilization and a new pharmacy contract (effective 2Q'23).
- EBITDA margin up 90 basis points due to the 2024 rate increase (effective 10/1/2023), a new pharmacy contract and clinical optimization and reorganization initiatives partially offset by higher labor costs.

1. *The financial results for the three-month periods ended March 31, 2023 and March 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*

6

GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED (1,2)

Impacted by raises and incentive compensation costs

$ in Millions	1Q23	2Q23	3Q23	4Q23	1Q24
Home Health Segment - Total	**$ 89.0**	**$ 90.1**	**$ 91.3**	**$ 92.7**	**$ 91.0**
% of HH Revenue	*25.9%*	*25.8%*	*26.0%*	*25.8%*	*25.0%*
Hospice Segment - Total	**47.9**	**47.9**	**48.4**	**48.6**	**48.0**
% of HSP Revenue	*24.8%*	*24.0%*	*24.2%*	*23.6%*	*23.9%*
Personal Care Segment - Total	**2.2**	**-**	**-**	**-**	**-**
% of PC Revenue	*14.9%*	-	-	-	-
High Acuity Care Segment - Total	**4.4**	**5.2**	**5.2**	**5.4**	**5.9**
% of HAC Revenue	*94.6%*	*131.1%*	*119.2%*	*91.4%*	*92.5%*
Total Corporate Expenses	**44.2**	**45.2**	**46.2**	**50.3**	**48.4**
% of Total Revenue	*7.9%*	*8.2%*	*8.3%*	*8.8%*	*8.5%*
Total	**$ 187.7**	**$ 188.4**	**$ 191.1**	**$ 197.0**	**$ 193.3**
% of Total Revenue	*33.7%*	*34.1%*	*34.4%*	*34.5%*	*33.8%*

	1Q23	2Q23	3Q23	4Q23	1Q24
Salary and Benefits	26.3	26.5	27.7	29.4	27.6
Other	15.5	15.1	14.9	16.9	16.6
Corp. G&A Subtotal	41.8	41.6	42.6	46.3	44.2
Non-cash comp	2.4	3.6	3.6	4.0	4.2
Adjusted Corporate G&A	**44.2**	**45.2**	**46.2**	**50.3**	**48.4**

Total G&A as a Percent of Revenue



36.0%
34.0%
32.0%
33.7%
34.1%
34.4%
34.5%
33.8%
1Q23
2Q23
3Q23
4Q23
1Q24
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A as a percentage of revenue increased 10 basis points ($6 million)**
  - Increase in total G&A is primarily due to planned wage increases and higher incentive compensation costs partially offset by the divestiture of our personal care line of business
- **Total G&A decreased ~$4 million sequentially** primarily due to a seasonality driven decrease in health insurance costs

1. The financial results for the three-month periods ended March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2. Adjusted G&A expenses do not include depreciation and amortization.

7

OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED

YOY Total CPV impacted by higher labor costs.

Components	1Q'23	4Q'23	1Q'24	YoY Variance	Detail	Initiatives
Salaries	$72.79	$77.48	$77.31	$4.52	YoY increase due to planned wage increases, wage inflation, an increase in new hire pay and visit mix Sequential decrease due to one less holiday and lower new hire pay partially offset by visit mix	Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases
Contractors	$6.50	$5.88	$6.38	$(0.12)	YoY variance due to lower utilization partially offset by higher rates Sequential variance due to higher rates and an increase in utilization	Focused efforts on filling positions with full-time clinicians
Benefits	$12.95	$16.85	$13.81	$0.86	YoY variance due to higher payroll taxes on the salary increases described above and higher health insurance costs Sequential decrease due to a decrease in health insurance costs due to the seasonality of claims partially offset by higher payroll taxes due to beginning of the year tax rate resets	Focus on cost containment and spend optimization with specific focus on high-cost claims
Transportation & Supplies	$7.23	$7.61	$7.15	($0.08)	Sequential variance due to lower mileage costs and slightly lower supply costs on higher visits	
***Visiting Clinician CPV**	**$99.47**	**$107.82**	**$104.65**	**$5.18****		
Clinical Managers	$10.98	$12.12	$11.99	$1.01	Fixed cost associated with non-visiting clinicians YoY variance due to planned wage increases and additional staff	Unit cost reduced as volume increases
Total CPV	$110.45	$119.94	$116.64	$6.19		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$125.00
$100.00
$75.00
$50.00
$25.00
$99.47
$107.82
$104.65
1Q23
4Q23
1Q24
Salaries
Contractors
Benefits
Transportation

8

9 DRIVING TOP LINE GROWTH 5% 3% 3% 5% 8% 8% 4% 4% 7% 10% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 100,000 120,000 140,000 160,000 1Q23 2Q23 3Q23 4Q23 1Q24 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth -1% -2% -2% -0.2% 0.3% -2.5% -1.5% -0.5% 0.5% 12,500 12,750 13,000 1Q23 2Q23 3Q23 4Q23 1Q24 ADC SS ADC Growth Exhibit 99.2

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Jul 2024 HHC Preview with 93% of our providers (representing 92% of care centers) at 4+ Stars and 59% of our providers (representing 61% of care centers) at 4.5+ Stars. •21 Amedisys providers (representing 41 care centers) rated at 5 Stars. Notes: (1) Jul 2024 QPC Star Preview performance period = Oct 2022 – Sep 2023 (ACH = CY 2022). (2) Apr 2024 PS Preview performance period = Oct 2022 – Sep 2023. (3) QPC Star and PS Results for Amedisys Legacy providers only. (4) Only currently active care centers included in care center results. Metric Oct 23 Release Jan 24 Release Apr 24 Preview Jul 24 Preview Quality of Patient Care 4.44 4.41 4.35 4.32 Entities at 4+ Stars 98% 96% 95% 93% Metric Jul 23 Release Oct 23 Release Jan 24 Release Apr 24 Preview Patient Satisfaction Star 3.76 3.73 3.61 3.72 Performance Over Industry +2% +2% +3% NA 3.00 3.50 4.00 4.50 Jan 2022 Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 Jul 2024 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor 3.00 3.50 4.00 4.50 Jan 2022 Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 PS Industry Performance Amedisys QPC Industry Avg QPC Top Competitor Exhibit 99.2

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers. Exhibit 99.2

12 DEBT AND LIQUIDITY METRICS Net leverage ~1.2x 1. Net debt defined as total debt outstanding ($395.6M) less cash and cash equivalents ($108.2M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($249.0M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Term Loan 366.3$ Outstanding Revolver - Finance Leases 29.3 Total Debt Outstanding 395.6 Less: Deferred Debt Issuance Costs (2.3) Total Debt - Balance Sheet 393.3 Total Debt Outstanding 395.6 Less Cash & Cash Equivalents (108.2) Net Debt (1) 287.4$ Leverage Ratio (net) (2) 1.2 Term Loan 450.0$ Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (35.8) Available Revolver 514.2 Plus Cash & Cash Equivalents 108.2 Total Liquidity (3) 622.4$ As of: 3/31/24 Credit Facility Outstanding Debt As of: 3/31/24 Exhibit 99.2

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for Q1-24 impacted by delays in the billing and collection of accounts receivable resulting from the Change Healthcare outage partially offset by the timing of the payment of accounts payable. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 1Q23 2Q23 3Q23 4Q23 1Q24 GAAP net income (loss) 24.9$ (80.5)$ 25.6$ 1 9.0$ 1 4.6$ Changes in working capital (1 4.3) 23 .9 (56.4) 21 .4 (36.8) Depreciation and amortization 5.7 6.2 6.1 5.9 6.1 Non-cash compensation 3.3 9.1 7 .2 9.4 7 .9 Deferred income taxes 2.8 5.3 7 .3 5.2 2 .6 Merger termination fee - 1 06.0 - - - Other 3.6 (9.3) 0.4 (0.6) (0.9) Cash flow from operations 26.0 60.7 (9.8) 60.3 (6.5) Capital expenditures - routine (1 .0) (0.9) (0.5) (0.9) (1 .2) Required debt repay ments (5.3) (5.7) (6.1) (8.9) (8.9) Free cash flow 19.7$ 54.1$ (16.4)$ 50.5$ (16.6)$ Capital Deployment Acquisitions (0.4)$ -$ -$ -$ -$ Share Repurchases - - - - - Total (0.4)$ -$ -$ -$ -$ Exhibit 99.2

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and March 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 2. Other (income) expense, net includes a $2.2 million loss related to our Personal Care divestiture in 1Q23 and the $106.0 million Option Care termination fee in 2Q23. Q1 adjustments primarily related to costs associated with pending merger. $000s Income Statement Line Item 1Q23 2Q23 3Q23 4Q23 1Q24 Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Inclusiv e of Depreciation 1 1 4$ -$ 282$ 1 99$ -$ G&A Acquisition and integration costs General and Administrativ e Expenses 1 ,667 1 ,1 01 338 1 80 - Clinical optimization and reorganization costs General and Administrativ e Expenses 3,1 7 0 567 466 1 ,81 9 - Merger-related expenses General and Administrativ e Expenses 7 20 1 9,451 4,980 1 1 ,521 20,667 Personal Care div estiture General and Administrativ e Expenses 51 4 1 1 - - - CEO transition General and Administrativ e Expenses 7 50 3 ,435 1 ,094 661 - Other Items Other (income) expense, net (2) Total Other (Expense) Income, Net 3,052 99,1 39 (353) (534) (37 1 ) Total 9,987$ 123,704$ 6,807$ 13,846$ 20,296$ EPS Impact 0.23$ 3.83$ 0.19$ 0.35$ 0.59$ EBITDA Impact 9,987$ 123,704$ 6,807$ 13,846$ 20,296$ Exhibit 99.2

15 Environmental, Social, Governance (E.S.G.) Considerations Exhibit 99.2

16 ENVIRONMENTAL, SOCIAL, GOVERNANCE (E.S.G.) CONSIDERATIONS Sustainable, high-quality, patient focused, home-based care model E n vi ro nmental, Social, Govern an ce Environmental • Amedisys is dedicated to the sustainability of our business and the communities in which we serve • Environmental health has a strong correlation with physical health • A greener fleet – newer vehicles, in circulation for a shorter time, optimize fuel usage. Sophisticated scheduling practices reduce our clinicians’ driving time and fuel usage helping to minimize our carbon footprint • Virtual care centers, along with flexible working schedules and locations, have created fewer emissions Social • Amedisys strives to create an organizational culture and climate in which every individual is valued, all team members have a sense of belonging with one another and to the organization and feel empowered to do their best work • Provider of Home Health and Hospice services to frail, elderly patients in their most preferred care location – their homes • Highest quality Home Health company as measured by Quality of Patient Care Star scores (4.32 Stars) • The Amedisys Foundation was formed to provide support to our patients and employees. The Amedisys Foundation has two funds: the Patients’ Special Needs Fund and the Amedisys Employees 1st Fund. The Patients’ Special Needs Fund provides financial assistance to our home health, hospice and high acuity care patients during a difficult time Governance • Amedisys has a culture of compliance starting with oversight from the Board of Directors and cascading down to the care center level • Our Board of Directors operates several sub-committees including: • Quality of Care Committee • Compliance & Ethics Committee • Audit Committee • Compensation Committee • Nominating & Corporate Governance Committee • The Nominating and Corporate Governance Committee oversees our strategy on corporate social responsibility, including evaluating the impact of Company practices on communities and individuals, and develops and recommends to our Board of Directors for approval matters relating to the Company’s corporate social responsibility and ESG considerations Exhibit 99.2